Exhibit 99.1

FOR IMMEDIATE RELEASE
August 25, 2005

Novell Reports Financial Results for Third Fiscal Quarter 2005

WALTHAM, Mass. – August 25, 2005 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its third fiscal quarter ended July 31, 2005. For the quarter, Novell reported revenues of $290 million, compared to revenues of $305 million for the third fiscal quarter 2004. Net income available to common stockholders in the third fiscal quarter 2005 was $2 million or $0.00 earnings per diluted common share. This compared to a net income available to common stockholders of $24 million, or $0.06 per diluted common share, for the third fiscal quarter 2004.

On a non-GAAP basis, adjusted net income available to common stockholders for the third fiscal quarter 2005 was $14 million, or $0.03 per diluted common share, excluding restructuring charges of $9 million and excluding a net gain of $1 million on the sale of previously impaired long-term investments. This compares to non-GAAP adjusted net income available to common stockholders for the third fiscal quarter 2004 of $14 million, or $0.03 per diluted common share, which excluded the effect of the payment from Canopy of $19 million as a result of a legal judgment in favor of Novell, restructuring charges of $9 million and long-term investment impairments of $1 million. In the third fiscal quarter of 2004, $14 million of the Canopy payment was recorded as revenue and the remaining $5 million as interest income. Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

In the third fiscal quarter 2005 as compared to the prior year's period, foreign currency exchange rates favorably impacted total revenue by approximately $4 million and did not have a material impact on net income.

During the third fiscal quarter 2005, Novell recognized Linux-related product revenue of $44 million, including $31 million from sales of Novell Open Enterprise Server (OES) and $8 million from subscriptions to SUSE™ LINUX Enterprise Server (SLES). OES revenue of $31 million reflects the first full quarter that OES was available. Sales of stand-alone subscriptions to SLES totaled 28,000 subscriptions in the quarter.

For the first nine months of fiscal 2005, Novell reported revenue of $877 million and net income available to common stockholders of $382 million, or $0.88 per diluted common share, including a $448 million net legal settlement with Microsoft. For the first nine months of fiscal 2004, which includes the Canopy payment, the company reported revenue of $865 million and net income available to common stockholders of $18 million, or $0.05 per diluted common share.

“Customers continue to embrace Novell's Linux and Identity solutions,” said Jack Messman, Chairman and CEO of Novell. “We were particularly pleased with our initial penetration of the Chinese market where Linux is an attractive technology for government and commercial users. Our increasingly customer-focused, go-to-market approach is leading to a stronger Novell as evidenced by our positive operating cash flow and growth in deferred revenue in the quarter. While we were profitable this quarter, we still have improvements to make in our business which will lead to cost reductions.”

On the balance sheet, cash and short-term investments were $1.6 billion at July 31, 2005, consistent with $1.6 billion at April 30, 2005. Days sales outstanding (DSO) in accounts receivable was 77 days at the end of the third fiscal quarter 2005, consistent with the year ago quarter. Deferred revenue was $365 million at the end of the third fiscal quarter 2005, up $28 million or 8% from the prior year. Cash flow from operations was a positive $15 million for the third fiscal quarter 2005, down from $65 million in the third fiscal quarter 2004, which included the $19 million payment from Canopy.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: http://www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5PM ET August 25, 2005, from Novell’s Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight, September 7. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291.

Replay listeners must enter conference ID number 8265930.

A copy of this press release is posted on Novell's Web site at: http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for open source and identity management solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux* and identity management strategies, Novell’s ability to take a competitive position in the Linux and identity management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on January 13, 2005. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. (Nasdaq: NOVL) is a leading provider of infrastructure software and services to over 50,000 customers in 43 countries. With more than 20 years of experience in data center, workgroup and desktop solutions, Novell's 6,000 employees, 5,000 partners and support centers around the world are meeting customer requirements for identity-driven computing and Linux solutions. By providing enterprise-class software and support for commercial and open source software, Novell delivers increased operating flexibility and choice at a lower total cost of ownership. More information about Novell can be found at http://www.novell.com.

_________________

Novell is a registered trademark of Novell, Inc.; and SUSE is a trademark of Novell, Inc. in the United States and other countries. * Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                                                       Novell, Inc.
                                 Consolidated Unaudited Condensed Statements of Operations
                                        (In thousands, except per share data)

                                                              Fiscal Quarter Ended                            Fiscal Year-to-Date
                                                  ---------------------------------------------   ---------------------------------------------
                                                     Jul 31, 2005              Jul 31, 2004          Jul 31, 2005              Jul 31, 2004
                                                  -------------------       -------------------   -------------------       -------------------
Net revenue
   New software licenses                                    $ 45,628                  $ 57,024             $ 135,692                 $ 172,043
   Maintenance and services                                  244,586                   247,573               741,701                   693,217
                                                  -------------------       -------------------   -------------------       -------------------
Total net revenue                                            290,214                   304,597               877,393                   865,260
                                                  -------------------       -------------------   -------------------       -------------------

Cost of revenue
   New software licenses                                       4,475                     5,613                13,970                    16,621
   Maintenance and services                                  101,534                    98,343               321,431                   288,653
                                                  -------------------       -------------------   -------------------       -------------------
Total cost of revenue                                        106,009                   103,956               335,401                   305,274
                                                  -------------------       -------------------   -------------------       -------------------

Gross profit                                                 184,205                   200,641               541,992                   559,986
                                                  -------------------       -------------------   -------------------       -------------------

Operating (income) expenses
    Sales and marketing                                       93,464                    91,660               288,420                   268,534
    Product development                                       48,655                    48,390               146,832                   149,161
    General and administrative                                31,788                    28,729                90,168                    79,201
    Restructuring expenses                                     9,375                     9,250                21,155                    13,987
    Acquired in-process research and development                   -                         -                   480                         -
    Gain on sale of property, plant and equipment                  -                         -                (1,589)                   (1,977)
    Gain on settlement of potential litigation                     -                         -              (447,560)                        -
                                                  -------------------       -------------------   -------------------       -------------------
Total operating (income) expenses                            183,282                   178,029                97,906                   508,906
                                                  -------------------       -------------------   -------------------       -------------------

Income from operations                                           923                    22,612               444,086                    51,080

Other income (expense), net                                    9,258                     6,182                21,748                     9,034
                                                  -------------------       -------------------   -------------------       -------------------

Income before income taxes                                    10,181                    28,794               465,834                    60,114

Income tax expense                                             8,041                     5,389                84,160                    16,191
                                                  -------------------       -------------------   -------------------       -------------------

Net income                                                   $ 2,140                  $ 23,405             $ 381,674                  $ 43,923
                                                  ===================       ===================   ===================       ===================

Deemed dividend related to beneficial
   conversion feature of preferred stock                           -                         -                     -                   (25,680)
Preferred stock dividends                                       (125)                     (189)                 (375)                     (291)
Allocation of earnings to preferred stockholders                 (21)                        -                (3,987)                        -
                                                  -------------------       -------------------   -------------------       -------------------

Net income available to
   common stockholders - basic                               $ 1,994                  $ 23,216             $ 377,312                  $ 17,952
                                                  ===================       ===================   ===================       ===================

Net income available to
   common stockholders - diluted                             $ 1,910                  $ 23,886             $ 381,539                  $ 17,952
                                                  ===================       ===================   ===================       ===================

Net income per common share:
    Basic                                                     $ 0.01                    $ 0.06                $ 1.00                    $ 0.05
    Diluted                                                   $ 0.00                    $ 0.06                $ 0.88                    $ 0.05

Weighted average shares:
    Basic                                                    380,242                   383,400               378,573                   382,678
    Diluted                                                  385,377                   414,191               435,820 *                 393,758

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

* Year-to-date fiscal 2005 diluted weighted average shares includes 52 million potential common shares related to convertible debt which are not included in the current quarter calculation because they are anti-dilutive.

                                                Novell, Inc.
                            Consolidated Unaudited Condensed Balance Sheets
                                             (In thousands)

ASSETS                                                           Jul 31, 2005              Oct 31, 2004
                                                              -------------------       --------------------

Current assets
    Cash and cash equivalents                                          $ 985,830                  $ 434,404
    Short-term investments                                               618,461                    777,063
    Receivables, net                                                     255,426                    269,431
    Prepaid expenses                                                      33,399                     25,190
    Other current assets                                                  25,095                     28,846
                                                              -------------------       --------------------
Total current assets                                                   1,918,211                  1,534,934

Property, plant and equipment, net                                       211,729                    231,468
Long-term investments                                                     56,490                     55,986
Goodwill                                                                 395,379                    391,088
Intangible assets, net                                                    61,715                     48,616
Deferred income taxes                                                        630                          -
Other assets                                                              27,098                     29,456
                                                              -------------------       --------------------

Total assets                                                          $2,671,252                 $2,291,548
                                                              ===================       ====================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                    $ 48,660                   $ 55,956
    Accrued compensation                                                 101,195                    126,612
    Other accrued liabilities                                             96,360                     98,983
    Income taxes payable                                                  52,855                     37,077
    Deferred revenue                                                     365,365                    374,186
                                                              -------------------       --------------------
Total current liabilities                                                664,435                    692,814

Deferred income taxes                                                      4,065                      3,855
Senior convertible debentures                                            600,000                    600,000
                                                              -------------------       --------------------

Total liabilities                                                      1,268,500                  1,296,669

Minority interests                                                         6,308                      6,515

Preferred stock                                                           25,000                     25,000

Stockholders' equity                                                   1,371,444                    963,364
                                                              -------------------       --------------------

Total liabilities and stockholders' equity                            $2,671,252                 $2,291,548
                                                              ===================       ====================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                                              Novell, Inc.
                                                     Consolidated Unaudited Condensed Statements of Cash Flows
                                                                           (In thousands)

                                                                                           Fiscal Quarter Ended                                       Fiscal Year-to-Date
                                                                               ------------------------------------------------          ------------------------------------------------
                                                                                   Jul 31, 2005              Jul 31, 2004                    Jul 31, 2005               Jul 31, 2004
                                                                               ---------------------     ----------------------          ----------------------     ---------------------

Cash flows from operating activities:
    Net income                                                                              $ 2,140                   $ 23,405                       $ 381,674                  $ 43,923
    Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                          11,107                     11,854                          42,308                    38,956
      Change in accounts receivable allowances                                               (3,563)                        81                          (9,352)                   (1,843)
      Income tax benefits related to stock plans                                              2,906                          -                          16,166                         -
      Utilization of previously reserved acquired net operating losses                            -                          -                          29,600                         -
     (Gain) loss on sale of property, plant and equipment                                         -                         10                          (1,589)                   (1,977)
     (Gain) loss on impaired investments                                                       (822)                       552                           1,108                     2,448
      Acquired in-process research and development                                                -                          -                             480                         -
      Changes in current assets and liabilities, excluding the effect of acquisitions         3,527                     28,955                         (18,247)                  (13,913)
                                                                               ---------------------     ----------------------          ----------------------     ---------------------

    Net cash provided by operating activities                                                15,295                     64,857                         442,148                    67,594
                                                                               ---------------------     ----------------------          ----------------------     ---------------------

Cash flows from financing activities:
     Issuance of common stock, net                                                            3,056                      1,364                          16,035                    47,983
     Issuance of convertible preferred stock                                                      -                          -                               -                    50,000
     Issuance of senior convertible debentures                                                    -                    600,000                               -                   600,000
     Payment of issuance costs on senior convertible debentures                                   -                    (14,850)                              -                   (14,850)
     Payment of cash dividends on preferred stock                                              (125)                      (190)                           (375)                     (291)
     Repurchase of common stock, held in treasury                                                 -                   (125,000)                              -                  (125,000)
                                                                               ---------------------     ----------------------          ----------------------     ---------------------

    Net cash provided by financing activities                                                 2,931                    461,324                          15,660                   557,842
                                                                               ---------------------     ----------------------          ----------------------     ---------------------

Cash flows from investing activities:
    Purchases of property, plant and equipment                                               (8,484)                    (7,511)                        (20,168)                  (19,524)
    Proceeds from the sale of property, plant and equipment                                       -                        163                          10,421                     2,140
    Proceeds from the sale of long-term investments                                           2,405                          -                           2,405                         -
    Short-term investment activity                                                           (8,583)                  (193,567)                        153,792                  (193,514)
    Cash paid for acquisition of Salmon, net of cash acquired                                     -                     (5,322)                              -                    (5,322)
    Cash paid for acquisition of SUSE, net of cash acquired                                       -                          -                               -                  (200,298)
    Cash paid for acquisiton of Tally and Immunix, net of cash acquired                           -                          -                         (33,829)                        -
    Other                                                                                    (4,613)                       222                         (19,003)                   (2,212)
                                                                               ---------------------     ----------------------          ----------------------     ---------------------

    Net cash (used in) provided by investing activities                                     (19,275)                  (206,015)                         93,618                  (418,730)
                                                                               ---------------------     ----------------------          ----------------------     ---------------------

Increase in cash and cash equivalents                                                        (1,049)                   320,166                         551,426                   206,706

Cash and cash equivalents - beginning of period                                             986,879                    253,472                         434,404                   366,932
                                                                               ---------------------     ----------------------          ----------------------     ---------------------

Cash and cash equivalents - end of period                                                 $ 985,830                  $ 573,638                       $ 985,830                 $ 573,638
                                                                               =====================     ======================          ======================     =====================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                Novell, Inc.
                              Unaudited Non-GAAP Adjusted Earnings Information
                                 (In thousands, except per share data)

                                                                     GAAP                                      Non-GAAP
                                                                 As Reported          Adjustments              Adjusted
                                                               -----------------    -----------------     --------------------

   Fiscal quarter ended July 31, 2005
   Net revenue                                                        $ 290,214                  $ -                $ 290,214
   Gross profit                                                         184,205                    -                  184,205
   Income from operations                                                   923                9,375  (a)              10,298
   Income before income taxes                                            10,181                8,553  (b)              18,734
   Net income                                                             2,140               11,194  (c)              13,334
   Diluted net income available to common stockholders                    1,910               12,577  (d)              14,487
   Diluted net income per common share                                   $ 0.00               $ 0.03  (d)              $ 0.03
   Diluted weighted average shares                                      385,377               52,075  (e)             437,452

   Fiscal quarter ended April 30, 2005
   Net revenue                                                        $ 297,051                  $ -                $ 297,051
   Gross profit                                                         179,710                    -                  179,710
   Income (loss) from operations                                         (6,402)               5,841  (f)                (561)
   Income before income taxes                                             1,053                6,758  (g)               7,811
   Net income (loss)                                                    (15,627)              17,092  (h)               1,465
   Diluted net income (loss) available to common stockholders           (15,752)              17,078  (i)               1,326
   Diluted net income (loss) per common share                           $ (0.04)              $ 0.04  (i)              $ 0.00
   Diluted weighted average shares                                      378,219                4,384  (j)             382,603

   Fiscal quarter ended July 31, 2004
   Net revenue                                                        $ 304,597            $ (13,500) (k)           $ 291,097
   Gross profit                                                         200,641              (13,500) (k)             187,141
   Income from operations                                                22,612               (4,070) (l)              18,542
   Income before income taxes                                            28,794               (8,561) (m)              20,233
   Net income                                                            23,405               (9,453) (n)              13,952
   Diluted net income available to common stockholders                   23,886               (9,453) (n)              14,433
   Diluted net income per common share                                   $ 0.06              $ (0.03) (n)              $ 0.03
   Diluted weighted average shares                                      414,191                    -                  414,191

   Footnotes related to adjustments:
   (a) Reflects restructuring expenses of $9.4 million.

   (b) Reflects the item in footnote (a) and a net gain on the sale of previously impaired long-term investments of $0.8 million.

   (c) Reflects the items in footnotes (a) and (b), and the related tax adjustments, including a $2.9 million adjustment related to the cumulative tax effect of a settlement of potential litigation.

   (d) Reflects the items in footnotes (a), (b) and (c), and the related adjustments for preferred stock dividends and the allocation of earnings to preferred stockholders.

   (e) Reflects potential common shares related to convertible debt that are added to weighted average shares in computing non-GAAP diluted net income per common share.

   (f) Reflects restructuring expenses of $5.4 million and acquired in-process research and development expense of $0.5 million.

   (g) Reflects the items in footnote (f) and long-term investment impairments of $0.9 million.

   (h) Reflects the items in footnotes (f) and (g), and the related tax adjustments, including a $12.1 million adjustment related to the cumulative tax effect of a settlement of potential litigation.

   (i) Reflects the items in footnotes (f), (g) and (h), and the related adjustments for preferred stock dividends and the allocation of earnings to preferred stockholders.

   (j) Reflects potential common shares related to stock options and unvested restricted stock that are added to weighted average shares in computing non-GAAP diluted net income per common share.

   (k) Reflects satisfaction of judgment against The Canopy Group, Inc. recorded as revenue of $13.5 million.

   (l) Reflects the item in footnote (k), restructuring charges of $9.3 million and integration costs related to SUSE of $0.2 million.

   (m) Reflects the items in footnotes (k) and (l), satisfaction of judgment against The Canopy Group, Inc. recorded as interest income of $5 million and long-term investment impairments of $0.6 million.

   (n) Reflects the items in footnotes (k), (l) and (m), and the necessary related tax adjustments.

                                                                                    Novell, Inc.
                                                             Consolidated Unaudited Condensed Statements of Operations
                                                                    (In thousands, except per share data)

                                                                              Fiscal Year                                                                   Trailing Four
                                                      Q3 2004%           2004           %        Q2 2005          %         Q3 2005         %         Quarters         %
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------
Net revenue
   New software licenses                               $ 57,024       18.7       $ 234,037      20.1        $ 45,768      15.4        $ 45,628      15.7        $ 197,686      16.8
   Maintenance and services                             247,573       81.3         931,880      79.9         251,283      84.6         244,586      84.3          980,364      83.2
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------
Total net revenue                                       304,597      100.0       1,165,917     100.0         297,051     100.0         290,214     100.0        1,178,050     100.0
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------

Cost of revenue
   New software licenses                                  5,613        1.8          23,478       2.0           4,863       1.6           4,475       1.5           20,827       1.8
   Maintenance and services                              98,343       32.3         392,201      33.6         112,478      37.9         101,534      35.0          424,979      36.1
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------
Total cost of revenue                                   103,956       34.1         415,679      35.7         117,341      39.5         106,009      36.5          445,806      37.8
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------

Gross profit                                            200,641       65.9         750,238      64.3         179,710      60.5         184,205      63.5          732,244      62.2
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------

Operating (income) expenses
    Sales and marketing                                  91,660       30.1         365,319      31.3          99,712      33.6          93,464      32.2          385,205      32.7
    Product development                                  48,390       15.9         195,864      16.8          50,419      17.0          48,655      16.8          193,535      16.4
    General and administrative                           28,729        9.4         102,437       8.8          30,140      10.1          31,788      11.0          113,404       9.6
    Restructuring expenses                                9,250        3.0          22,903       2.0           5,361       1.8           9,375       3.2           30,071       2.6
    Acquired in-process research and development              -          -               -         -             480       0.2               -         -              480       0.0
    Gain on sale of property, plant and equipment             -          -          (1,977)     (0.2)              -         -               -         -           (1,589)     (0.1)
    Gain on settlement of potential litigation                -          -               -         -               -         -               -         -         (447,560)    (38.0)
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------
Total operating (income) expenses                       178,029       58.4         684,546      58.7         186,112      62.7         183,282      63.2          273,546      23.2
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------

Income (loss) from operations                            22,612        7.4          65,692       5.6          (6,402)     (2.2)            923       0.3          458,698      38.9
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------

Other income (expense)
    Investment income                                     7,574        2.5          17,986       1.5           9,323       3.1          10,832       3.7           33,031       2.8
    Other, net                                           (1,392)      (0.5)         (8,704)     (0.7)         (1,868)     (0.6)         (1,574)     (0.5)         (11,035)     (0.9)
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------
Other income (expense), net                               6,182        2.0           9,282       0.8           7,455       2.5           9,258       3.2           21,996       1.9
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------

Income before income taxes                               28,794        9.5          74,974       6.4           1,053       0.4          10,181       3.5          480,694      40.8

Income tax expense                                        5,389        1.8          17,786       1.5          16,680       5.6           8,041       2.8           85,755       7.3
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------

Net income (loss)                                      $ 23,405        7.7        $ 57,188       4.9       $ (15,627)     (5.3)        $ 2,140       0.7        $ 394,939      33.5
                                                    ============ ==========  ==============  ======== =============== =========  ============== =========  =============== =========

Deemed dividend related to beneficial
   conversion feature of preferred stock                      -          -         (25,680)     (2.2)              -         -               -         -                -         -
Preferred stock dividends                                  (189)      (0.1)           (416)     (0.0)           (125)     (0.0)           (125)     (0.0)            (500)     (0.0)
Allocation of earnings to preferred stockholders              -          -            (275)     (0.0)              -         -             (21)     (0.0)          (4,133)     (0.4)
                                                    ------------ ----------  --------------  -------- --------------- ---------  -------------- ---------  --------------- ---------

Net income (loss) available to
   common stockholders - basic                         $ 23,216        7.6        $ 30,816       2.6       $ (15,752)     (5.3)        $ 1,994       0.7        $ 390,306      33.1
                                                    ============ ==========  ==============  ======== =============== =========  ============== =========  =============== =========

Net income (loss) available to
   common stockholders - diluted                       $ 23,886        7.8        $ 30,816       2.6       $ (15,752)     (5.3)        $ 1,910       0.7        $ 396,194      33.6
                                                    ============ ==========  ==============  ======== =============== =========  ============== =========  =============== =========

Net income (loss) per common share:
   Basic                                                 $ 0.06                     $ 0.08                   $ (0.04)                   $ 0.01                     $ 1.03
   Diluted                                               $ 0.06                     $ 0.08                   $ (0.04)                   $ 0.00                     $ 0.91
                                                    ============             ==============           ===============            ==============            ===============

Weighted average shares:
    Basic                                               383,400                    381,100                   378,219                   380,242                    377,718
    Diluted                                             414,191                    390,879                   378,219                   385,377                    435,425

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                         Novell, Inc.
                                      Unaudited Trended Solutions and Segment Revenue
                                                       (In thousands)

                                                                                 Fiscal Year                                                                              Trailing Four
Revenue by solution                                   Q3 2004%            2004            %          Q2 2005           %           Q3 2005            %           Quarters           %
                                                 ----------------- ---------  ----------------- ---------- ----------------- ----------  -----------------  ---------   ----------------- -----------

  IT software and solutions

    Identity-based computing
      Identity management & web services                 $ 26,720       8.8          $ 101,531        8.7          $ 25,735        8.7           $ 27,397        9.4           $ 108,263         9.2
      Resource management                                  31,504      10.3            124,337       10.7            31,336       10.5             32,881       11.3             127,788        10.8
                                                 ----------------- ---------  ----------------- ---------- ----------------- ----------  -----------------  ---------   ----------------- -----------
    Total identity-based computing                         58,224      19.1            225,868       19.4            57,071       19.2             60,278       20.8             236,051        20.0
                                                 ----------------- ---------  ----------------- ---------- ----------------- ----------  -----------------  ---------   ----------------- -----------

    Cross platform services
      Linux & platform services                            97,479      32.0            349,593       30.0            79,620       26.8             79,807       27.5             326,373        27.7
      Collaboration & other products                       30,194       9.9            123,544       10.6            29,036        9.8             27,171        9.4             115,028         9.8
                                                 ----------------- ---------  ----------------- ---------- ----------------- ----------  -----------------  ---------   ----------------- -----------
    Total cross platform services                         127,673      41.9            473,137       40.6           108,656       36.6            106,978       36.9             441,401        37.5
                                                 ----------------- ---------  ----------------- ---------- ----------------- ----------  -----------------  ---------   ----------------- -----------

      Total software licenses & maintenance               185,897      61.0            699,005       60.0           165,727       55.8            167,256       57.6             677,452        57.5

    Worldwide services                                     74,944      24.6            304,848       26.1            87,417       29.4             85,126       29.3             335,628        28.5
                                                 ----------------- ---------  ----------------- ---------- ----------------- ----------  -----------------  ---------   ----------------- -----------

  Total IT software and solutions                         260,841      85.6          1,003,853       86.1           253,144       85.2            252,382       87.0           1,013,080        86.0

  Celerant consulting                                      43,756      14.4            162,064       13.9            43,907       14.8             37,832       13.0             164,970        14.0
                                                 ----------------- ---------  ----------------- ---------- ----------------- ----------  -----------------  ---------   ----------------- -----------

Total net revenue by solution                           $ 304,597     100.0        $ 1,165,917      100.0         $ 297,051      100.0          $ 290,214      100.0         $ 1,178,050       100.0
                                                 ================= =========  ================= ========== ================= ==========  =================  =========   ================= ===========

Revenue by segment

  North America                                         $ 141,078      46.3          $ 514,477       44.1         $ 125,219       42.2          $ 129,886       44.8           $ 511,692        43.4
  EMEA                                                     92,209      30.3            378,273       32.4            99,044       33.3             92,633       31.9             386,425        32.8
  Asia Pacific                                             16,082       5.3             61,774        5.3            14,181        4.8             17,019        5.9              61,353         5.2
  Latin America                                             4,539       1.5             21,026        1.8             5,346        1.8              5,590        1.9              21,491         1.8
  Japan                                                     6,933       2.3             28,304        2.4             9,354        3.1              7,254        2.5              32,120         2.7
  Celerant Consulting                                      43,756      14.4            162,063       13.9            43,907       14.8             37,832       13.0             164,969        14.0
                                                 ----------------- ---------  ----------------- ---------- ----------------- ----------  -----------------  ---------   ----------------- -----------

Total net revenue by segment                            $ 304,597     100.0        $ 1,165,917      100.0         $ 297,051      100.0          $ 290,214      100.0         $ 1,178,050       100.0
                                                 ================= =========  ================= ========== ================= ==========  =================  =========   ================= ===========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux & Platform Services as maintenance and services revenue in North America.

                                                                                          Novell, Inc.
                                                      Unaudited Trended Solutions Revenue by New Software Licenses and Maintenance and Services
                                                                                         (In thousands)

                                                                                  Fiscal Year                                                                                Trailing Four
                                                      Q3 2004%             2004            %           Q2 2005           %            Q3 2005           %            Quarters          %
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------
IT software and solutions

  Identity-based computing
    Identity management & web services
      New software licenses                              $ 11,369        3.7           $ 40,545        3.5            $ 7,970       2.7              $ 8,647       3.0             $ 38,358        3.3
      Maintenance and services                             15,351        5.0             60,986        5.2             17,765       6.0               18,750       6.5               69,905        5.9
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------
                                                           26,720        8.8            101,531        8.7             25,735       8.7               27,397       9.4              108,263        9.2
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

    Resource management
      New software licenses                                10,120        3.3             40,505        3.5              7,171       2.4                8,195       2.8               33,546        2.8
      Maintenance and services                             21,384        7.0             83,832        7.2             24,165       8.1               24,686       8.5               94,242        8.0
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------
                                                           31,504       10.3            124,337       10.7             31,336      10.5               32,881      11.3              127,788       10.8
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

  Cross platform services
    Linux & platform services
      New software licenses                                25,221        8.3            107,698        9.2             20,868       7.0               20,667       7.1               87,821        7.5
      Maintenance and services                             72,258       23.7            241,895       20.7             58,752      19.8               59,140      20.4              238,552       20.2
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------
                                                           97,479       32.0            349,593       30.0             79,620      26.8               79,807      27.5              326,373       27.7
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

    Collaboration & other products
      New software licenses                                10,314        3.4             45,289        3.9              9,759       3.3                8,119       2.8               37,961        3.2
      Maintenance and services                             19,880        6.5             78,255        6.7             19,277       6.5               19,052       6.6               77,067        6.5
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------
                                                           30,194        9.9            123,544       10.6             29,036       9.8               27,171       9.4              115,028        9.8
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

  Total software, licenses & maintenance
      New software licenses                                57,024       18.7            234,037       20.1             45,768      15.4               45,628      15.7              197,686       16.8
      Maintenance and services                            128,873       42.3            464,968       39.9            119,959      40.4              121,628      41.9              479,766       40.7
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------
                                                          185,897       61.0            699,005       60.0            165,727      55.8              167,256      57.6              677,452       57.5
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

  Worldwide services                                       74,944       24.6            304,848       26.1             87,417      29.4               85,126      29.3              335,628       28.5
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

Total IT software and solutions
    New software licenses                                  57,024       18.7            234,037       20.1             45,768      15.4               45,628      15.7              197,686       16.8
    Maintenance and services                              203,817       66.9            769,816       66.0            207,376      69.8              206,754      71.2              815,394       69.2
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------
                                                          260,841       85.6          1,003,853       86.1            253,144      85.2              252,382      87.0            1,013,080       86.0
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

Celerant consulting                                        43,756       14.4            162,064       13.9             43,907      14.8               37,832      13.0              164,970       14.0
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

Total net revenue
    New software licenses                                  57,024       18.7            234,037       20.1             45,768      15.4               45,628      15.7              197,686       16.8
    Maintenance and services                              247,573       81.3            931,880       79.9            251,283      84.6              244,586      84.3              980,364       83.2
                                                 ----------------- ----------  ----------------- ---------- ------------------ ---------    ----------------- ---------    ----------------- ----------

Total net revenue                                       $ 304,597      100.0        $ 1,165,917      100.0          $ 297,051     100.0            $ 290,214     100.0          $ 1,178,050      100.0
                                                 ================= ==========  ================= ========== ================== =========    ================= =========    ================= ==========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux & Platform Services as maintenance and services revenue.

                                          Novell, Inc.
                 Major IT Software and Solutions Included Within Reported Line Items

                          Identity-Based Computing

                                Identity Management & Web Services

                                      > Identity Manager (DirXML)
                                      > Web Services (exteNd)
                                      > eDirectory
                                      > BorderManager
                                      > SecureLogin
                                      > iChain

                                Resource Management

                                      > ZENworks Suite
                                      > ZENworks Patch Management
                                      > ZENworks Asset Management
                                      > ZENworks Linux Management (Red Carpet)

                          Cross platform services

                                Linux & Platform Services

                                      > Open Enterprise Server
                                      > SUSE LINUX Enterprise Server
                                      > SUSE LINUX Professional
                                      > NetWare
                                      > Small Business Suite
                                      > Cluster Services

                                Collaboration & Other Products

                                      > GroupWise
                                      > Novell Linux Desktop
                                      > Other Products

                          Worldwide services

                                > IT Consulting Services
                                > Technical Support Services
                                > Training Services